UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 11, 2011

XFORMITY TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Colorado	0-23391	84-1434313
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

4100 Spring Valley Road, Suite 800. Dallas, Texas  75244
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (972) 661-1200

___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

The following sets forth the information required by Item 701 of Regulation S-K with respect to the unregistered sales of equity securities by XFormity Technologies, Inc., a Colorado corporation (the "Company"):

1.

(a)

On March 10, 2011, the Company sold a total of $600,000 of Series 2007 Convertible Debentures (the “Debentures”) to three individuals, each of whom qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933 as amended (the "Securities Act"). These debentures are secured together with all other convertible debentures of the series by all of the tangible and intangible assets of the Company and its subsidiary under a previously disclosed Trust Indenture.

(b)       The Debentures sold to the three accredited investors were in consideration of a cash investment in the amount of $600,000, the face amount of the Debentures. There were no fees or commissions paid in connection with the transaction. The debenture sold to Andrews Kurth, LLP, along with the $100,000 in cash, was in full consideration of the release of the Company’s obligation to them in the face amount of $490,000.

(c)

The sale of the Securities was undertaken without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Section 4(2) and Rule 506 of Regulation D there under. Each of the investors qualified as an accredited investor within the meaning of Rule 501 of Regulation D.  In addition, the Securities, which were taken for investment purposes and not for resale, were subject to restrictions on transfer.  The Company did not engage in any public advertising or general solicitation in connection with this transaction, and the Company provided each investor in the offering with disclosure of all aspects of our business, including providing each investor with our reports filed with the Securities and Exchange Commission and other financial, business and corporate information.  Based on the Company’s investigation, the Company believed that each accredited investor obtained all information regarding the Company that was requested; received answers to all questions posed and otherwise understood the risks of accepting the Company’s Securities for investment purposes.

(d)       The Debentures are convertible into shares of the Company’s common stock at a conversion price equal to the lesser of (i) 70% of the price per share of common stock or common stock equivalent paid by investors in the Company’s next round of equity or debt financing consisting of at least $2,500,000 in cumulative gross proceeds, or (ii) $0.12.  The obligation of the Company to repay the Debentures is secured under a Trust Indenture by all of the tangible and intangible assets of the Company. The Debentures are due and payable one year from date of issuance.  The principal amount of the Debentures accrues interest at the rate of 9% per annum, with interest payable at maturity.

Those debenture holders who elect to convert their Debentures into common stock are entitled to receive one (1) warrant for every four (4) shares of common stock received.

Each warrant will be exercisable to purchase one share of common stock at an exercise price of $0.14 per share, expiring on March 10, 2013; and one (1) additional warrant for every four (4) shares of common stock received, each additional warrant exercisable until March 10, 2014 to purchase one additional share of common stock at an exercise price of $0.18 per share.

(e)

The proceeds from the sale of the Debentures will be used to (i) amend the Settlement Agreement with the Company’s former attorneys Andrews Kurth, LLP and (ii) redeem a previously issued Debenture of the same Series for a lump sum payment of $500,000 and settle a lawsuit brought to collect same.

2.

(a)

On February 11, 2011, the Board of Directors authorized the issuance of 1,825,000 shares of the Company’s common stock to the existing employees, members of the Board and one consultant in consideration of services previously rendered and in consideration of the cancellation of all outstanding options previously granted to those persons. Each of the six members of the Board received 250,000 shares, six employees each received 50,000 shares and the one outside consultant received 25,000 shares.  The shares were valued at the closing price of the stock on that date, $0.05, as traded on the Electronic Bulletin Board (NASDAQ) and were recorded on the Company’s books as compensation expense.

(b)

There were no fees or commissions paid in connection with the transaction.

(c)

The sale of the Securities was undertaken without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Section 4(2) and Rule 506 of Regulation D there under. In addition, the Securities, which were taken for investment purposes and not for resale, were subject to restrictions on transfer.  The Company did not engage in any public advertising or general solicitation in connection with this transaction, and the Company provided each investor in the offering with disclosure of all aspects of our business, including providing each investor with our reports filed with the Securities and Exchange Commission and other financial, business and corporate information.  Based on the Company’s investigation, the Company believed that each accredited investor obtained all information regarding the Company that was requested; received answers to all questions posed and otherwise understood the risks of accepting the Company’s Securities for investment purposes.

(d)

There were no cash proceeds from the issuance of the shares.

3.

(a)

On March 10, 2011, the Company issued a $140,000 Series 2007 Convertible Debenture to Andrews Kurth, LLP in partial consideration of an Amendment No. 1 to Settlement Agreement which compromised and settled the Company’s indebtedness to Andrews Kurth in amount of $490,000.   The terms and conditions of the Debenture were the same as the Debenture described in paragraph 1 of this Current Report.

(b)

There were no fees or commissions paid in the transaction.

c)

The sale of the Securities was undertaken without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Section 4(2) and Rule 506 of Regulation D there under. In addition, the Securities, which were taken for investment purposes and not for resale, were subject to restrictions on transfer.  The Company did not engage in any public advertising or general solicitation in connection with this transaction, and the Company provided each investor in the offering with disclosure of all aspects of our business, including providing each investor with our reports filed with the Securities and Exchange Commission and other financial, business and corporate information.  Based on the Company’s investigation, the Company believed that each accredited investor obtained all information regarding the Company that was requested; received answers to all questions posed and otherwise understood the risks of accepting the Company’s Securities for investment purposes.

(d)

There were no cash proceeds from the issuance of the shares.

ITEM 9.01

EXHIBITS

10.1

Amendment No. 1 to Settlement Agreement with Andrews Kurth, LLP.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XFormity Technologies, Inc.(Registrant)

Dated: April 5, 2010	_/s/ Chris Ball Chris Ball, CEO

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